                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2002




                                 NaviSite, Inc.
             (Exact name of registrant as specified in its charter)




           Delaware                                       52-2137343
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

                                     0-27597
                             (Commission File Number)

                               400 Minuteman Road
                             Andover, Massachusetts
                                      01810
                    (Address of principal executive offices)
                                   (zip code)


                              (781) 682-8300 Phone
              (Registrant's telephone number, including area code)




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On April 17, 2003, NaviSite, Inc. (the "Registrant" or "NaviSite") filed a report on Form 8-K with respect to the acquisition of Conxion Corporation and Subsidiaries. At that time it was impracticable to provide the financial statements and pro forma information required to be filed therewith relative to the acquired assets, and the Registrant stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information as soon as practicable, but no later than 60 days from the date of that filing. By this amendment to such Form 8-K, the Registrant is amending and restating Item 7 thereof to include the required financial statements and pro forma financial information.

Item 7. Financial Statements and Pro Forma Financial Information and Exhibits.

On April 2, 2003, NaviSite acquired all of the outstanding stock of Conxion Corporation and Subsidiaries (Conxion) in exchange for $1.925 million in cash. Conxion's consolidated balance sheet is included in NaviSite's consolidated balance sheet as of April 30, 2003. Conxion's results of operations and cash flows for the month-ended April 30, 2003 are included in NaviSite's consolidated statements of operations and consolidated statements of cash flows for the three and nine-months ended April 30, 2003. Conxion is operated as a wholly-owned subsidiary of NaviSite.

On December 31, 2002, NaviSite acquired all of the outstanding stock of ClearBlue Technologies Management, Inc. (CBTM) in exchange for 567,978 shares of NaviSite common stock, representing 4.5% of NaviSite's total outstanding stock, inclusive of the common stock issued as part of the acquisition. The market price of the NaviSite stock at the time of the transaction was $2.25 per share. Immediately prior to its sale to NaviSite, CBTM was a wholly owned subsidiary of ClearBlue Technologies, Inc. (ClearBlue), NaviSite's parent company. As ClearBlue had a controlling interest in both companies at the time of the combination, the transaction was accounted for as a combination of entities under common control, similar to a pooling-of-interests, whereby the assets and liabilities of CBTM and NaviSite were combined at their historical amounts as of the date ClearBlue had control of both entities, September 11, 2002. CBTM's balance sheet is included in NaviSite's consolidated balance sheet as of January 31, 2003. CBTM's results of operations and cash flows for the three and five-months ended January 31, 2003 are included in NaviSite's consolidated statements of operations and consolidated statements of cash flows for the three and six-months ended January 31, 2003. CBTM is operated as a wholly owned subsidiary of NaviSite.

The unaudited pro forma condensed consolidated statements of operations of NaviSite for the year ended July 31, 2002 and for the nine-months ended April 30, 2003 give pro forma effect to the acquisitions of Conxion and CBTM as if they had occurred as of August 1, 2001.

The results of operations of NaviSite for the fiscal year ended July 31, 2002 have been combined with the results of operations of each of Conxion and CBTM for the twelve-months ended September 30, 2002. In addition, the results of operations of NaviSite for the nine-months ended April 30, 2003 have been combined with the results of operations of Conxion for the eight-months ended March 31, 2003 and with the results of operations of CBTM for the month of August 2002.

The unaudited pro forma financial information is not necessarily indicative of the results of operations or financial position of NaviSite had the transaction assumed therein occurred, nor are they necessarily indicative of the results of operations which may be expected to occur in the future. Furthermore, the unaudited pro forma financial information is based on assumptions that NaviSite believes are reasonable and should be read in conjunction with NaviSite's Form 10-K, Form 10-Q and Definitive Proxy statement previously filed.

The following consolidated financial statements and pro forma financial information are filed as exhibits to this report:

   A. Consolidated Financial Statements for Conxion Corporation and Subsidiaries as of December 31, 2002 (audited).


   B. Pro forma Combined Condensed Statement of Operations for the year ended July 31, 2002 and the nine-months ended April 30, 2003 (unaudited).

   C. Exhibits:

     Exhibit No.    Description
     -----------    -----------
        23.1        Consent of KPMG LLP.

        99.1        Financial statements for Conxion Corporation and
                    Subsidiaries as of December 31, 2002 (audited) and March 31,
                    2003 (unaudited) (see index to financial statements) and pro forma condensed consolidated statement of operations for the year ended July 31, 2002 and the nine months ended April 30, 2003 (unaudited).


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                                   SIGNATURES

       Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NAVISITE, INC.


         Date: June 16, 2003                By: /s/ Arthur Becker

                                                  Arthur Becker
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

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
     Exhibit No.    Description
     -----------    -----------
        23.1        Consent of KPMG LLP.

        99.1        Financial statements for Conxion Corporation and
                    Subsidiaries as of December 31, 2002 (audited) and March 31,
                    2003 (unaudited) (see index to financial statements) and pro forma condensed consolidated statement of operations for the year ended July 31, 2002 and the nine months ended April 30, 2003 (unaudited).